UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 18, 2007
CALPINE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-12079 (Commission File Number)	77-0212977 (IRS Employer Identification No.)
50 West San Fernando Street, San Jose, California 95113
717 Texas Avenue, Houston, Texas 77002
(Addresses of principal executive offices and zip codes)
Registrant’s telephone number, including area code: (408) 995-5115
Not applicable
(Former name or former address if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 — REGULATION FD DISCLOSURE
ITEM 9.01 — FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
Exhibit Index
EXHIBIT 99.1
EXHIBIT 99.2
EXHIBIT 99.3

ITEM 7.01 — REGULATION FD DISCLOSURE
     On September 18, 2007, Calpine Corporation and its affiliated debtors and debtors-in-possession (“Calpine” or the “Company”) filed with the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”) a Second Amended Joint Plan of Reorganization Pursuant to Chapter 11 of the United States Bankruptcy Code (the “Second Amended Plan”) and a related Disclosure Statement with respect to the Second Amended Plan (the “Second Amended Disclosure Statement”). Copies of the Second Amended Plan and the Second Amended Disclosure Statement as filed with the Bankruptcy Court are attached hereto as Exhibits 99.1 and 99.2, respectively. A copy of a press release dated September 19, 2007, announcing the filing of the Second Amended Plan and the Second Amended Disclosure Statement is attached hereto as Exhibit 99.3. Copies of the Second Amended Plan and Second Amended Disclosure Statement are also available under the Restructuring section of the Company’s website at www.calpine.com and under the “Court Documents” section of the website of the Company’s Claims and Noticing Agent at www.kccllc.net/calpine. The information set forth on the foregoing websites shall not be deemed to be a part of or incorporated by reference into this Form 8-K.
     The Second Amended Plan and Second Amended Disclosure Statement contain or discuss certain projections (the “Projections”) of financial performance for fiscal years 2007 through 2012. The Company does not, as a matter of course, publish its business plans, budgets or strategies, or make external projections or forecasts of its anticipated financial position or results of operations. The Company recommends that its stakeholders refer to the limitations and qualifications included in the Second Amended Plan and Second Amended Disclosure Statement, as applicable, with respect to the Projections. Information contained in the Second Amended Plan and Second Amended Disclosure Statement is subject to change, whether as a result of further amendments to the Second Amended Plan, actions of third parties or otherwise.
     Bankruptcy law does not permit solicitation of acceptances of the Second Amended Plan until the Bankruptcy Court approves the Second Amended Disclosure Statement. Accordingly, this announcement is not intended to be, nor should it be construed as, a solicitation for a vote on the Second Amended Plan. The Second Amended Plan will become effective only if it receives the requisite stakeholder approval and is confirmed by the Bankruptcy Court.
Limitation on Incorporation by Reference
     The Second Amended Plan and Second Amended Disclosure Statement are being furnished for informational purposes only and are not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended. Registration statements or other documents filed with the Securities and Exchange Commission shall not incorporate the Second Amended Plan, Second Amended Disclosure Statement or any other information set forth in this Report by reference, except as otherwise expressly stated in such filing. This Report will not be deemed an admission as to the materiality of any information that is required to be disclosed solely by Regulation FD.
Forward-Looking Statements
     In addition to historical information, the Second Amended Plan and Second Amended Disclosure Statement contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Words such as “believe,” “intend,” “expect,” “anticipate,” “plan,” “may,” “will” and similar expressions identify forward-looking statements. Such statements include, among others, those concerning the Company’s expected financial performance and strategic and operational plans, as well as all assumptions, expectations, predictions, intentions or beliefs about future events. You are cautioned that any such forward-looking statements are not guarantees of future performance and that a number of risks and uncertainties could cause actual results to differ materially from those anticipated in the forward-looking statements. Such risks and uncertainties include, but are not limited to: (i) the risks and uncertainties associated with the Company’s Chapter 11 cases and Companies’ Creditors Arrangement Act proceedings, including its ability to successfully reorganize and emerge from Chapter 11; (ii) its ability to implement its business plan; (iii) financial results that may be volatile and may not reflect historical trends; (iv) seasonal fluctuations of results; (v) potential volatility in earnings associated with fluctuations in prices for commodities such as natural gas and power; (vi) its ability to manage liquidity needs and comply with financing obligations; (vii) the direct or indirect effects on the Company’s business of its impaired credit including increased cash collateral requirements in connection with the use of commodity contracts; (viii) transportation of natural gas and transmission of electricity; (ix) the expiration or termination of power purchase agreements and the related results on revenues; (x) risks associated with the operation of power plants including unscheduled outages; (xi) factors that impact the output of its geothermal resources and generation facilities, including unusual or unexpected steam field well and pipeline maintenance and variables associated with the waste water injection projects that supply added water to the steam reservoir; (xii) risks associated with power project development and construction activities; (xiii) its ability to attract, retain and motivate key employees; (xiv) its ability to attract and retain customers and counterparties; (xv) competition; (xvi) risks associated with marketing and selling power from plants in the evolving energy markets; (xvii) present and possible future claims, litigation and enforcement actions; (xviii) effects of the application of laws or regulations, including changes in laws or regulations or the interpretation thereof; and (xix) other risks identified in this Report or the accompanying Second Amended Plan or Second Amended Disclosure Statement, or in the Company’s annual and quarterly reports on Forms 10-K and 10-Q. The Company undertakes no obligation to update any forward-looking statements, whether as a result of new information, future developments or otherwise.
ITEM 9.01 — FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Description

99.1	Debtors’ Second Amended Joint Plan of Reorganization Pursuant to Chapter 11 of the United States Bankruptcy Code

99.2	Second Amended Disclosure Statement for Debtors’ Second Amended Joint Plan of Reorganization Pursuant to Chapter 11 of the United States Bankruptcy Code

99.3	Press Release dated September 19, 2007

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALPINE CORPORATION
By:	/s/ Gregory L. Doody
Gregory L. Doody
Executive Vice President, General Counsel and Secretary

     Date: September 19, 2007

Exhibit Index

Exhibit No.	Description

99.1	Debtors’ Second Amended Joint Plan of Reorganization Pursuant to Chapter 11 of the United States Bankruptcy Code

99.2	Second Amended Disclosure Statement for Debtors’ Second Amended Joint Plan of Reorganization Pursuant to Chapter 11 of the United States Bankruptcy Code

99.3	Press Release dated September 19, 2007